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           DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R
                  DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R
                                     PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)

                                NOVEMBER 1, 2000
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      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Dreyfus Premier Limited Term Massachusetts Municipal Fund ("Massachusetts Municipal Fund") and the Dreyfus Premier Limited Term Municipal Fund ("Municipal Fund") (individually, the "Fund", collectively, the "Funds"), each dated November 1, 2000, as they may be revised from time to time. The Funds are separate portfolios of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), an open-end management investment company, known as a mutual fund that is registered with the Securities and Exchange Commission ("SEC"). To obtain a copy of a Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

           Call Toll Free 1-800-554-4611
           In New York City -- Call 1-718-895-1206
           Outside the U.S. -- Call 516-794-5452

      Each Fund's financial statements for the fiscal year ended June 30, 2000, including notes to the financial statements and supplementary information, and the Independent Auditors' Report, are included in its Annual Report to shareholders. A copy of each Annual Report accompanies this SAI. The financial statements included in each Annual Report, and the Independent Auditors' Report thereon, contained therein, and related notes, are incorporated herein by reference.

                                TABLE OF CONTENTS

                                                               Page
Description of The Funds/Trust..................................B-3
Management of The Funds........................................B-19
Management Arrangements........................................B-25
Purchase of Shares.............................................B-28
Distribution and Service Plans.................................B-34
Redemption of Shares...........................................B-38
Shareholder Services...........................................B-43
Additional Information about Purchases,
Exchanges and Redemptions......................................B-48
Determination of Net Asset Value...............................B-49
Dividends, Other Distributions and Taxes.......................B-49
Portfolio Transactions.........................................B-55
Performance Information........................................B-58
Information about the Funds/Trust..............................B-61
Counsel and Independent Auditors...............................B-63
Appendix A.....................................................B-64
Appendix B.....................................................B-68

                         DESCRIPTION OF THE FUNDS/TRUST

      The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. Prior to March 31, 1997 the Massachusetts Municipal Fund's name was Premier Limited Term Massachusetts Municipal Fund and Municipal Fund's name was Premier Limited Term Municipal Fund. The Company is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class R.

      The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

 ......Dreyfus Service Corporation (the "Distributor") is the distributor of the
Fund's shares.

      General Investment Objective and Policies for Massachusetts Municipal Fund. The Massachusetts Municipal Fund seeks to maximize current income exempt from Federal income taxes and Massachusetts personal income taxes consistent with what is believed to be the prudent risk of capital. The Massachusetts Municipal Fund pursues its objective by investing in debt obligations of the Commonwealth of Massachusetts, its political subdivisions, municipalities, public authorities and municipal obligations issued by other governmental entities, the interest from which is believed to be excluded from gross income for Federal income taxes purposes and is exempt from Massachusetts personal income taxes ("Massachusetts Municipal Obligations"), and which are of "investment-grade" quality and generally of intermediate maturities.

      Under normal market conditions, the Massachusetts Municipal Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Massachusetts Municipal Obligations. Massachusetts Municipal Obligations may include (1) municipal bonds; (2) municipal notes; (3) municipal commercial paper; (4) municipal leases, and (5) related investments. When, in Dreyfus' opinion, adverse market conditions exist for Massachusetts Municipal Obligations, and a "defensive" investment posture is warranted, the Massachusetts Municipal Fund may temporarily invest more than 20% of its total assets in money market instruments which produce income exempt from Federal taxes, but not Massachusetts personal income taxes, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of the Federal alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Massachusetts Municipal Fund's monies available for investment exceed the Massachusetts Municipal Obligations available for purchase to meet the Massachusetts Municipal Fund's rating, maturity and other investment criteria. Under normal market conditions, the Massachusetts Municipal Fund may invest up to 20% of its total assets in municipal obligations having maturity and quality characteristics comparable to those for Massachusetts Municipal Obligations, but which produce income exempt from Federal taxes, but not from Massachusetts personal income taxes. The Massachusetts Municipal Fund's policy of investing a minimum of 80% of its total assets in Massachusetts Municipal Obligations is a fundamental policy of the Fund.

      General Investment Objective and Policies for Municipal Fund. The Municipal Fund seeks to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital. The Municipal Fund seeks to achieve its objective by investing in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts which are of "investment-grade" quality and generally of intermediate maturities the interest from which is, in the opinion of counsel to the respective issuers, exempt from Federal income taxes ("Municipal Obligations").

      Under normal market conditions, the Municipal Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Municipal Obligations. However, the Municipal Fund has the ability under certain conditions to invest 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of the Federal alternative minimum tax for individuals) and may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its total assets in taxable obligations. In managing the Municipal Fund, Dreyfus seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Municipal Fund's policy of investing a minimum of 80% of its total assets in Municipal Obligations is a fundamental policy of the Fund.

      General Information Regarding Both Funds. Each Fund is classified as "non-diversified," as defined under the Investment Company Act of 1940 ("1940 Act"), and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Due to the Funds' non-diversified status, changes in the financial condition or in the market's assessment of an individual issuer may cause a Fund's share price to fluctuate to a greater degree than if the Fund were diversified. However, the Funds intend to conduct their operations so that each Fund will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company." To continue to qualify, among other requirements, each Fund will be required to limit its investments so that at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

      The ability of the Funds to meet their investment objectives is subject to the ability of municipal issuers to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates that may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the yield of each Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each Fund will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to each Fund will likely be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

      The Municipal Fund may invest without limit in Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. The Massachusetts Municipal Fund may invest without limit in Massachusetts Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in Massachusetts. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three year operating history.

      Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.

      Description of Municipal Obligations. "Municipal Obligations", when referred to below, shall mean Municipal Obligations with respect to the Municipal Fund and Massachusetts Municipal Obligations with respect to the Massachusetts Municipal Fund. Municipal Obligations include the following:

      Municipal Bonds. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classification of general obligation bonds, revenue bonds and private activity bonds are discussed below.

      1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

      2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Obligations or Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under "Dividends, Other Distributions and Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

      Municipal Notes.  Municipal notes generally are used to provide for
      ---------------
short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

      3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

      Lease obligations are a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. For these reasons, before investing in a lease obligation Dreyfus will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

      Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

      Other Instruments. Other types of tax-exempt instruments that may become available in the future may be purchased by the Funds as long as Dreyfus believes the quality of these instruments meets the Funds' quality standards.

      Quality of Massachusetts Municipal Obligations and Municipal Obligations. The Massachusetts Municipal Fund invests only in Massachusetts Municipal Obligations and the Municipal Fund invests only in Municipal Obligations rated at the time of purchase within the four highest quality ratings of Moody's Investors Service, Inc. ("Moody's") (currently at least Baa or above for bonds, at least MIG 3 or above for notes and at least Prime-2 or above for commercial paper) or Standard & Poor's Ratings Group ("S&P") (at least BBB or above for bonds, at least SP-2 or above for notes and at least A-2 or above for commercial paper) or, if not rated by Moody's or S&P, of comparable quality to the above ratings as determined by Dreyfus. Massachusetts Municipal Obligations and Municipal Obligations rated within the four highest ratings are considered to be of investment grade quality, although bonds rated in the lowest of these four categories (Baa by Moody's or BBB by S&P) have some speculative characteristics and involve greater risks and potentially higher yields than higher rated bonds. A discussion of the categories of Massachusetts Municipal Obligations and Municipal Obligations and the rating systems appears in Appendix B.

      Because many issuers of Massachusetts Municipal Obligations and Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund's bond portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the Funds invest in unrated obligations, the Funds will be more reliant on Dreyfus' judgment, analysis and experience than would be the case if the Funds invested only in rated obligations.

      Price and Portfolio Maturity. The Funds generally invest in Municipal Obligations having intermediate-term maturities, that can be expected to pay higher yields and experience greater fluctuations in value than bonds with short-term maturities. The average weighted maturity of the Municipal Obligations in each Fund's individual portfolio is not expected to exceed ten years. There is no limit on the maturity of any individual security. The market value of the Municipal Obligations in a Fund's portfolio and, accordingly, a Fund's net asset value ("NAV") typically will vary inversely with changes in interest rates, declining when interest rates rise and rising when interest rates decline. Under normal market conditions, the longer the average maturity of a Fund's holdings, the greater its expected yield and price volatility.

      Portfolio Securities. The average distribution of investments (at value) in Municipal Obligations by ratings for each Fund for the fiscal year ended June 30, 2000, computed on a monthly basis, was as follows:



Fitch IBCA, Inc.                                            Municipal
   ("Fitch")        or       Moody's       or      S&P        Fund
   ---------                 -------               ---        ----

 AAA                         Aaa                AAA              63.2%
 AA                          Aa                 AA               21.3
 A                           A                  A                 8.3
 BBB                         Baa                BBB               3.7
 F-1, F-1+                   MIG1, VMIG,P-1     SP-1+/SP-1,A-1    3.5
                                                                100.0




                                                Massachusetts
Fitch        or   Moody's         or  S&P       Municipal Fund
-----             -------             ---       --------------

AAA               Aaa                 AAA           64.6%
AA                Aa                  AA            19.7
A                 A                   A              3.8
BBB               Baa                 BBB            7.8
F-1, F-1+         MIG1, VMIG, P-1     A-1            4.1
                                                   100.0



      The actual distribution of a Fund's Municipal Obligations by ratings on any given date will vary. In addition, the distribution of a Fund's investments by rating as set forth above should not be considered as representative of that Fund's future portfolio composition.

      Tender Option Bonds. Each Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

      Floating Rate and Variable Rate Obligations. A Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Funds. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price.

      A Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Funds. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by a Fund.

      Taxable Investments. Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because each Fund's purpose is to provide income exempt from Federal (and in the case of the Massachusetts Municipal Fund state personal) income taxes, a Fund will invest in taxable obligations only if and when Dreyfus believes it would be in the best interests of its shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, a Fund may invest in the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

      Repurchase Agreements. A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 15% of a Fund's assets in illiquid securities, including repurchase agreements maturing in more than seven days.

      Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment Techniques

      In connection with its investment objective and policies, each Fund may employ, among others, the following investment techniques:

      When-Issued Securities. A Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

      Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's NAV. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

      Each Fund will establish with the Fund's custodian a segregated account consisting of cash or liquid debt securities in an amount at least equal to the amount of the when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than each Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

      Investments in Municipal Bond Index and Interest Rate Futures Contracts and Options on Municipal Bond Index and Interest Rate Futures Contracts. The Fund may investment in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions.

      Municipal Bond Index and Interest Rate Futures Contracts. An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the Government National Mortgage Association and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading mid-1985.

      The purpose of the acquisition or sale of a Municipal Bond Index Futures Contract by a Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

      Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to- market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

      There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. Successful use of such futures contracts by the Funds is subject to Dreyfus' ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying instrument of municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

      Although the Funds intend to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

      If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      When the Funds purchase municipal bond index or interest rate futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Funds' custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Funds to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code, applicable to a regulated investment company. See "Dividends, Other Distributions and Taxes" below.

      Any income earned by the Funds from transactions in futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions. Successful use of futures contracts by the Funds is subject to the ability of Dreyfus to correctly predict movements in the direction of interest rates

      Options on Municipal Bond Index or Interest Rate Futures Contracts. A Fund may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

      A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract as a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on both municipal bond index and interest rate futures contracts. The Funds will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.

      The Funds may purchase options when Dreyfus believes that interest rates will increase and consequently the value of the Funds' portfolio securities will decrease. The Funds may enter into futures contracts to buy an index or debt security or may purchase call options when Dreyfus anticipates purchasing portfolio securities at a time of declining interest rates.

      Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by Dreyfus, which could prove to be inaccurate. Even if Dreyfus' expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

      Any income earned by the Funds from transactions in options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions. Successful use of futures contracts by the Funds is subject to the ability of Dreyfus to correctly predict movements in the direction of interest rates.

      The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund's total assets, after taking into account unrealized profits and losses on any existing contracts. When a Fund enters into futures contracts, purchases an index or debt security or purchases call options, an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

      The Funds reserve the right to invest in other kinds of futures contracts and options on futures contracts subject to the policies the Board of Trustees may establish from time to time.


      Use of Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P and Moody's represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in Appendix B to this SAI.

      After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by a Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      Special Factors Affecting the Fund

      Investing in Massachusetts Municipal Obligations. You should review the information in "Appendix A", which provides a brief summary of special investment considerations and risk factors relating to investing in Massachusetts Municipal Obligations.

      Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank, N.A. ("Mellon Bank"), an affiliate of Dreyfus, has a leading relationship.

      Master/Feeder Option. The Trust may in the future seek to achieve a Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trust's Board of Trustees determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Trust's Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board of Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

      Investment Restrictions.

      Fundamental. The following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:

      1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

      2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

      4. Underwrite securities issued by any other person, except to the extent at the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Purchase or sell commodities, except that each Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

      Each Fund of the Trust may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

      Nonfundamental. Each Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

      1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

      2. No Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

      3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that:
(a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options.

      4. No Fund will purchase warrants if at the time of such purchase: (a) more than 5% of the value of such Fund's assets would be invested in warrants, or (b) more than 2% of the value of such Fund's assets would be invested in warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

      5. No Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

      6. No Fund may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      7. No Fund will purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

      8. No Fund shall sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      9. No Fund shall purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      10. No Fund shall purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

      The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.


                             MANAGEMENT OF THE FUNDS

Trustees and Officers

      The Trust's Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

      The Dreyfus Corporation...................Investment Adviser
      Dreyfus Service Corporation......................Distributor
      Dreyfus Transfer, Inc.........................Transfer Agent
      Mellon Bank........................................Custodian

      The Trust has a Board composed of eight Trustees. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds") and the Dreyfus High Yield Strategies Fund.

Trustees of the Trust

o+JOSEPH S. DIMARTINO. Chairman of the Board of the Trust.  Since January
      1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across cable, wireless and all other modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of the Distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation.
      Age: 57 years old.  Address:  200 Park Avenue, New York, New York 10166.

o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Director, Lumber Mutual
      Insurance Company; Director, Barrett Resources, Inc.; Chairman of the Board, Davidson Cotton Company; former Chairman of the Board and CEO of Fieldcrest Cannon, Inc. Age: 66 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Trustee of the Trust; Of Counsel, Reed, Smith, Shaw &
      McClay (law firm). Age: 72 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Calgon Carbon
      Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation. Age: 78 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o+KENNETH A. HIMMEL.  Trustee of the Trust; President & CEO, The Palladium
      Company; President and CEO, Himmel and Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC"), and Boston Safe Deposit and Trust Company, each an affiliate of Dreyfus.
      Age: 54 years old.  Address:  625 Madison Avenue, New York, New York
      10022.

o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; Chairman of the Board and CEO,
      LDG Reinsurance Corporation; Vice Chairman, HCCH.  Age: 53 years old.
      Address:  401 Edgewater Place, Wakefield, Massachusetts 01880.

o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures, Inc.;
      Director, American Express Centurion Bank; Director, Ontario Hydro Services Company; Trustee, the Hyams Foundation, Inc. Age: 51 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

o+BENAREE PRATT WILEY.  Trustee of the Trust; President and CEO of The
      Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC. Age: 54 years old. Address:
      334 Boylston Street, Suite 400, Boston, Massachusetts.
-----------------------------
*     "Interested person" of the Trust, as defined in 1940 Act.
o     Member of the Audit Committee.
+     Member of the Nominating Committee.

Officers of the Trust

STEPHEN E. CANTER, President.   President, Chief Operating Officer, Chief
                   ---------
      Investment Officer and Director of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 55 years old.

MARK N. JACOBS, Vice President.   Vice President, Secretary, and General
                --------------
      Counsel to Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 54 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 43 years old.

STEVEN F. NEWMAN, Secretary.  Associate General Counsel and Assistant
                  ----------
      Secretary of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 51 years old.

JEFF PRUSNOFSKY, Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 35 years old.

MICHAEL A. ROSENBERG, Assistant Secretary.   Associate General Counsel of
                      -------------------
      Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 40 years old.

MICHAEL CONDON, Assistant Treasurer. Senior Treasury Manager of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 38 years old.

GREGORY S. GRUBER, Assistant Treasurer.   Senior Accounting Manager -
                   -------------------
      Municipal Bond Funds of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 41 years old.

      The address of each Trust officer is 200 Park Avenue, New York, New York 10166.

      No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) $40,000 per annum, plus $5,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

      In addition, the Trust currently has two Emeritus Board members who are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members.

      The aggregate amount of fees and expenses received by each current Trustee from the Trust for the fiscal year ended June 30, 2000, and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parentheses next to each Board member's total compensation)* during the year ended December 31, 1999, were as follows:

                                               Total Compensation
                            Aggregate          From the Trust and
Name of Board               Compensation       Fund Complex Paid
Member                      From the Trust#    to Board Member

Joseph S. DiMartino**       $27,083            $ 642,177 (189)

James M. Fitzgibbons        $20,000            $ 74,989 (28)

J. Tomlinson Fort***        None               None (28)

Arthur L. Goeschel          $21,666            $ 80,989 (28)

Kenneth A. Himmel           $18,333            $ 62,489 (28)

Stephen J. Lockwood         $18,333            $ 68,989 (28)

Roslyn M. Watson            $21,666            $ 80,989 (28)

Benaree Pratt Wiley         $21,666            $ 80,989 (28)

----------------------------
# Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,775.82 for the Trust.
* Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Trust, for which the Board member served.
** Mr. DiMartino became Chairman of the Board of the Dreyfus/Laurel Funds on January 1, 1999.
*** J. Tomlinson Fort is paid directly by Dreyfus for serving as a Board member of the Trust and the funds in the Dreyfus/Laurel Funds and separately by the Dreyfus High Yield Strategies Fund. For the fiscal year ended June 30, 2000, the aggregate amount of fees received by J. Tomlinson Fort from Dreyfus for serving as a Board member of the Trust was $21,666. For the year ended December 31, 1999, the aggregate amount of fees received by Mr. Fort for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) and Dreyfus High Yield Strategies Fund (for which payment is made directly by the fund) was $80,989. In addition, Dreyfus reimbursed Mr. Fort a total of $ 821.35 for expenses attributable to the Trust's Board meetings which is not included in the $1,775.82 amount in note # above.

      The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of October 2. 2000.

      Principal Shareholders. As of October 2, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding Class A shares of the Massachusetts Municipal Fund: Duncan M. McFarland, 299 Clapboardtree Street, Westwood, MA 02090-2907; 7.0337%; Patricia Ostrander, 393 Walnut Street, Brookline, MA 02146-7523; 6.0112%; Primevest Financial Services (FBO), Natalie
K. Schlundt, 400 First Street South, Suite 300, St. Cloud, MN 56302; 5.4661%.

      As of October 2, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding Class B shares of the Massachusetts Municipal Fund: Wexford Clearing Services Corp. FBO, Kathryn S. Grosberg, 614 Queen Anne Road, Harwich, MA 02645-1961; 39.4323%; Donaldson Lufkin Jenrette, Securities Corporation, Inc., PO Box 2052, Jersey City, NJ 07303-9998; 18.0871%; Howard Green, 82 Williston Road, Brookline, MA, 2445-2141; 15.4783%; Donaldson Lufkin Jenrette, Securities Corporation Inc.,
PO Box 2052, Jersey City, NJ 07303-9998; 7.3490%

      As of October 2, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding Class C shares of the Massachusetts Municipal Fund: NFSC FEBO John Carroll, Mary Carroll, PO Box 621, Manomet, MA 02345, 59.6330%; Painewebber For the Benefit of Thomas A Merrill, 15 May Street, Jamacia Plain, MA 02130-3032; 25.5153%; Henry Werrick & Charlotte Werrick JTWROS, 14 Elaine Road, Hyannis, MA 02601-3438; 13.0923%.

      As of October 2, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding Class A Shares of the Municipal
Fund: Charles Schwab & Co. Inc., Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4122; 7.4125%.

      As of October 2, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding Class B shares of the Municipal Fund: MLPF & S For the Sole Benefit Of Its Customers, 4800 Deer Lake Drive, East, Floor 3, Jacksonville, FL 32246-6484; 20.8433%; Anna L. Parker, 2505 Overland Avenue, Baltimore, MD 21214-2443; 12.4565%; Sally Golaske & Jeffrey W. Gillespie Conservators, FBO Katherine G. Savidge, 4619 Groveland Avenue, Royal Oak, MI 48073-1528; 7.9656%; James J. Castranova, 950 North Kings Road, Apartment 355, West Hollywood, CA 90069-6211; 6.9232%.

      As of October 2, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding Class C shares of the Municipal Fund: Dean Witter For the Benefit Of Albert T. Nassi TTEE, Church Street Station, New York, NY 10008-0250; 39.5763%; MLPF & S For the Sole Benefit Of Its Customers, 4800 Dear Lake Drive, East, Floor 3, Jacksonville, FL 32246-6484; 24.5149%; NFSC FEBO # AFS-116882, Dale J. Costello, Lynn M. Costello, 7 Valdepenas Lane, Clifton Park, NY 12065; 6.1854%; Painewebber For the Benefit of Madhukar A. Shanbhag, 290 Wood Acres, East Amherst, NY 14051-1640; 5.5779%; Orrin Devoto & Angela Devoto, TTEES Devoto, 1990 Revocable Trust, 119 Springfield Drive, San Francisco, CA 94132-1456; 5.3392%; NFSC FEBO #037-406295, Lon Slaughter, 401
South Park, San Angelo, TX 76901; 5.0241%.

      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS

      The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Expenses" and "Management"

      Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      Management Agreement. Dreyfus serves as the investment manager for the Funds pursuant to an Investment Management Agreement with the Trust (the "Management Agreement"), subject to the overall authority of the Trust's Board of Trustees in accordance with Massachusetts law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.

      The Management Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the respective Fund respective approve its continuance. The Trust may terminate the Management Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Trust. The Management Agreement will terminate immediately and automatically upon its assignment.

      The following persons are officers and/or directors of Dreyfus:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director, William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President- Corporate Communications; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President-Product Development; Mary Beth Leibig, Vice President-Human Resources; Ray Van Cott, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary and Mandell L. Berman, Burton Borgelt, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo, and Richard F. Syron, directors.

      Dreyfus' Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Code of Ethics' preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      Expenses. Under the Management Agreement, the Funds have agreed to pay Dreyfus a "unitary fee" at the annual rate of 0.50 of 1% of the value of the Funds' average daily net assets, computed daily and paid monthly. Under the unitary fee structure, Dreyfus pays all of the Funds' expenses, except: (i) brokerage fees, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Although under the Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. Dreyfus may waive all or a portion of its fees payable by a Fund from time to time.



      For the last three years, each Fund had the following management fees:

                            2000           1999        1998

Municipal Fund              $477,384       $435,019    $263,445

Massachusetts Municipal     $500,682       $402,864    $291,477
Fund


      Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as sub-administrator for the Funds and as distributor for the other funds in the Dreyfus Family of Funds.

      From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, MA 02109, ("Premier") served as the Fund's distributor. Therefore, the disclosure below of amounts retained on the sale of the Fund for the fiscal years ended June 30, 1998 and 1999, and for the period from July 1, 1999 through March 21, 2000 refers to amounts retained by Premier and for the period from March 22, 2000 through June 30, 2000 refers to amounts retained by the Distributor from sales loads with respect to Class A, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, of each Fund. The disclosure below of amounts retained on the sale of the Fund for the fiscal year ended June 30, 2000 refers to the aggregate amount retained by the Distributor and Premier from sales loads with respect to Class A, and from CDSCs with respect to Class B and Class C for that period.


Name of Fund                                Class A

                     Fiscal Fiscal     Period from       Period from
                     Year   Year       July 1, 1999      March 22,  2000
                     Ended  Ended      Through           through          Fiscal Year
                     1998   1999       March 21, 2000    June 30, 2000    Ended 2000
                     ------ -----      ----------        -------------    -----------

Massachusetts
Municipal Fund       $0     $1,524     $44               $826              $870

Municipal Fund        0      3,888     (76)              402               326



                                            Class B


                     Fiscal Fiscal     Period from       Period from
                     Year   Year       July 1, 1999      March 22,  2000
                     Ended  Ended      Through           through          Fiscal Year
                     1998   1999       March 21, 2000    June 30, 2000    Ended 2000
                     ------ -----      ----------        -------------    -----------

Massachusetts
Municipal Fund       $900    $1,822     $2,676           $562              $3,238

Municipal Fund        3,143   5,368      4,784            8,357            13,141

                                          Class C

                   Fiscal  Fiscal                                Fiscal
                   Year    Year    July 1, 1999    March 22,     Year
                   Ended   Ended   through         2000 through  Ended
                   1998    1999    March 21, 2000  June 30, 2000 2000
                   ----    ----    --------------  ------------- ----
Massachusetts
Municipal Fund       $75    $256         $0             $0         $0

Municipal Fund       313     326         646           5,087      5,733


      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc., (the "Transfer Agent") a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, RI 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, the parent of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as the custodian of the Fund's investments. Under a custody agreement with the Trust, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund.


                               PURCHASE OF SHARES

      The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Account Policies," "Services for Fund Investors," and "Instructions for Regular Accounts."

      General. Class A, Class B and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Trust's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.

      Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of a Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

      Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in the respective Fund's Prospectus, and, to the extent permitted by applicable regulatory authority may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the respective Fund's Account Application. Each Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the respective Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service ("IRS").

      Net Asset Value Per Share. An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of each Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. Shares of each Class of each Fund are offered on a continuous basis. For purposes of determining NAV for each Fund, bonds are valued by an independent pricing service approved by the Trust's Board of Trustees at fair value as determined by the pricing service. See "Determination of Net Asset Value." Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

      NAV is determined as of the close of business of trading on the floor of the NYSE (currently 4 p.m., New York Time) on each day the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. Orders received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund before the close of trading on the floor of the NYSE are effective on, and will receive the public offering price determined on, that day. Except in the case of certain orders transmitted by dealers as described in the following paragraph, orders received after such close of business are effective on, and receive the share price determined on, the next business day.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into Agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Class A Shares. The public offering price for Class A shares of each Fund is the NAV of that Class, plus a sales load as shown below:

                               Total Sales Load
                           As a % of    As a % of    Dealers'
                           Offering     Net Asset    Reallowance
Amount of Transaction      Price        Value        as a % of
---------------------
                           Per Share    Per Share    Offering Price

Less than $100,000...............      3.00         3.10           2.75

$100,000 to less than          2.75         2.80           2.50
$250,000...............

$250,000 to  less than         2.25         2.30           2.00
$500,000
$500,000 to less than          2.00         2.00           1.75
$1,000,000


      Sales Loads--Class A . The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code although more than one beneficiary is involved) or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

      Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares aggregating less than $100,000 subject to the schedule of sales charges set forth in the relevant Fund's Prospectus at a price based upon the NAV of a Class A share on June 30, 2000.




                                           Municipal  Massachusetts
                                           Fund       Municipal Fund

      Net Asset Value per share            $11.94     $11.89
      Per Share Sales Charge - 3.00%
           of offering price (3.10% of
           net asset value per share)      $0.37      $0.37

      Per Share Offering Price to
           the Public                      $12.31          $12.26

      Holders of Class A accounts of a Fund as of December 28, 1994 may continue to purchase Class A shares of that Fund at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to the applicable front-end sales load.

      With respect to each Fund, there is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The Distributor may pay Agents an amount up to 1% of the NAV of Class A shares purchased by their clients that are subject to a CDSC. The terms contained below under "Redemption of Shares-Contingent Deferred Sales Charge-Class B Shares" (other than the amount of the CDSC and time periods) and "Redemption of Shares-Waiver Of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this Privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, and Board members of a fund advised by Dreyfus, including members of the Trust's Board, or the spouse or minor child of any of the foregoing.

      Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of a Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States,
(ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(6)(3) of the Code).

      The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as the Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

      Class B Shares. The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in each Fund's Prospectus.

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative NAVs for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      Class C Shares. The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Shares."

      Class B and C Shares. The Distributor compensates certain Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      Class R Shares.  The public offering price for Class R shares is the NAV
      --------------
of that Class.

      Right of Accumulation- Class A shares. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by Dreyfus or Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $80,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $40,000, the sales load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      TeleTransfer Privilege. You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone through the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution that is an ACH member may be so designated. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - TeleTransfer Privilege." Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated by either Fund.

      Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

      In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

      The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and priors to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-554-4611.

                         DISTRIBUTION AND SERVICE PLANS

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "Your Investment."

      Class A, Class B and Class C shares are subject to annual fees for distribution and shareholder services.

      The SEC has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

      Distribution Plan--Class A shares. With respect to the Class A shares of each Fund, the Trust has adopted a Distribution Plan pursuant to the Rule (the "Class A Plan"), whereby Class A shares of a Fund may spend annually up to 0.25% of the average of its net assets to compensate Mellon Bank and its affiliates (including but not limited to Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Class A Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from a Fund to compensate Agents that have entered into Selling Agreements ("Agreements") with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Funds and/or shareholder services to the Agent's clients that own Class A shares of the Funds. The Trust's Board of Trustees believes that there is a reasonable likelihood that the Class A Plan will benefit each Fund and the holders of its Class A shares.

      The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the Class A Plan without approval of a Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to a Fund's Class A shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

      Distribution and Service Plans -- Class B and C Shares. In addition to the above described Class A Plan for Class A shares, the Board of Trustees has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor, and/or any of its affiliates, a fee at the annual rate of 0.25% of the value of the average daily net assets of Class B and Class C shares for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Class B and Class C shares. The Distributor may pay one or more Agents in respect of services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Service Plan and the basis on which such payments are made. The Trust's Board of Trustees has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Distribution Plan") pursuant to which the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of 0.50% of the value of the average daily net assets of Class B and Class C shares. The Trust's Board of Trustees believes that there is a reasonable likelihood that the Distribution and Service Plan (the "Plans") will benefit the Fund and the holders of Class B and Class C shares.

      A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or Class C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Trustees and by the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and Class C shares.

      An Agent entitled to receive compensation for selling and servicing a Fund's shares may receive different compensation with respect to one Class of shares over another. Potential investors should read this SAI in light of the terms governing Agreements with their Agents. The fees payable under each plan described above are payable without regard to actual expenses incurred. Each Fund and the Distributor may suspend or reduce payments under any of the plans at any time, and payments are subject to the continuation of the Fund's plans and the Agreements described above. From time to time, the Agents, the Distributor and each Fund may voluntarily agree to reduce the maximum fees payable under the plans.

      For the period from July 1, 1999 through March 21, 2000, each Fund paid
Premier, and for the period from March 22, 2000 through June 30, 2000, each Fund paid the Distributor, and for the fiscal year ended June 30, 2000, each Fund paid Premier and the Distributor, in the aggregate, the following distribution fees:

                      Amount Paid by    Amount Paid by
                      Class A to        Class A to the      Total Amount Paid by
                      Premier for       Distributor for     Class A to both Premier
                      Period from July  Period from March   and the Distributor for
                      1, 1999 through   22, 2000 through    fiscal year ended
Name of Fund          March 21, 2000    June 30, 2000       June 30, 2000
------------          ---------------   -----------------   ------------------------
Massachusetts
Municipal Fund        $3,027         $30,825         $33,852

Municipal Fund                        46,010          62,143
                      16,133

                      Amount Paid by    Amount Paid by
                      Class B to        Class B to the      Total Amount Paid by
                      Premier for       Distributor for     Class B to both Premier
                      Period from July  Period from March   and the Distributor for
                      1, 1999 through   22, 2000 through    fiscal year ended
Name of Fund          March 21, 2000    June 30, 2000       June 30, 2000
------------          ---------------   -----------------   ------------------------

Massachusetts
Municipal Fund        $ 3,080            $1,216             $4,296

Municipal Fund                            6,389             16,760
                       10,371



                      Amount Paid by    Amount Paid by
                      Class C to        Class C to the      Total Amount Paid by
                      Premier for       Distributor for     Class C to both Premier
                      Period from July  Period from March   and the Distributor for
                      1, 1999 through   22, 2000 through    fiscal year ended
Name of Fund          March 21, 2000    June 30, 2000       June 30, 2000
------------          ---------------   -----------------   ------------------------
Massachusetts
Municipal Fund        $927              $143                $1,070

Municipal Fund                          1,395               5,924
                      4,529

      For the period from July 1, 1999 through March 21, 2000, each Fund paid
Premier, and for the period from March 22, 2000 through June 30, 2000, each Fund paid the Distributor, and for the fiscal year ended June 30, 2000, each Fund paid Premier and the Distributor, in the aggregate, with respect to Class B and C shares, the following service fees:


                      Amount Paid by    Amount Paid by
                      Premier for       Distributor for     Total Amount Paid to
                      Period from July  Period from March   both Premier and the
                      1, 1999 through   22, 2000 through    Distributor for fiscal year
                      March 21, 2000    June 30, 2000       ended June 30, 2000 with
                      with respect to   respect to          respect to
                      Class B           Class B             Class B
                      ---------------   -----------------   ------------------------
Massachusetts
Municipal Fund          $935             $1,213             $2,148

Municipal Fund           3,431            4,949              8,380


                      Amount Paid by    Amount Paid by
                      Premier for       Distributor for     Total Amount Paid to
                      Period from July  Period from March   both Premier and the
                      1, 1999 through   22, 2000 through    Distributor for fiscal year
                      March 21, 2000    June 30, 2000       ended June 30, 2000 with
                      with respect to   respect to          respect to
                      Class C           Class C             Class C
                      ---------------   -----------------   ------------------------

Massachusetts
Municipal Fund          $463             $72                $535

Municipal Fund         2,396             566                 2,962


                              REDEMPTION OF SHARES

      The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Account Policies," "Services For Fund Investors," and "Instructions for Regular Accounts."

      General. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

      The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.

      Procedures. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the TeleTransfer Privilege. If you are a client of a Selected Dealer, you may redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares for which certificates have been issued are not eligible for the TeleTransfer Privilege.

      You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TeleTransfer Privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

      The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by the TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of the purchase check or TeleTransfer purchase order, which may take up to eight business days or more. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the TeleTransfer Privilege for a period of eight business days after receipt by the Transfer Agent of the purchase check or the TeleTransfer purchase order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TeleTransfer redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TeleTransfer redemption had been used. During the delay, the Fund's NAV may fluctuate.

      TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account only up to $500,000 within any 30-day period. See "Purchase of Shares-- TeleTransfer Privilege."

      Redemption Through a Selected Dealer. Customers of Selected Dealers, may make redemption requests to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "Purchase of Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising the Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature- Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit to protect a Fund's shareholders.

      Contingent Deferred Sales Charge - Class B shares. A CDSC is payable to the Distributor on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount below the dollar amount of all payments by you for purchase of your Class B shares at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of a Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

      Year Since                               CDSC as a % of
      Purchase Payment                         Amount Invested or
      Was Made                                 Redemption Proceeds

      First.........................            3.00
      Second........................            3.00
      Third.........................            2.00
      Fourth........................            2.00
      Fifth.........................            1.00
      Sixth.........................            0.00


      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.

      For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

      For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of a Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.

      Contingent Deferred Sales Charge - Class C shares. A CDSC of .75% is paid to the Distributor on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge - Class B shares" above.

      Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions as a result of a combination of any investment company with the Funds by merger, acquisition of assets or otherwise and (c) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Shareholder Services-Automatic Withdrawal Plan" below. If the Trust's Board of Trustees determines to discontinue the waiver of the CDSC, the disclosure in the Funds' Prospectuses will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the relevant Fund's Prospectus at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

                              SHAREHOLDER SERVICES

      The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Accounts Policies" and "Services for Fund Investors."

      The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described below. You should consult your Agent in this regard.

      Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

      A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, an investor's Agent must notify the Transfer Agent of the investor's prior ownership of shares with a sales load and the investor's account number. Any such exchange is subject to confirmation of a shareholder's holdings through a check of appropriate records.

      To request an exchange, an investor or an investor's Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-554-4611. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the relevant "No" box on the Account Application, indicating that the investor specifically refuses this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate Shareholder Services Form, available by calling 1-800-554-4611, or, by oral request from any of the authorized signatories on the account, also by calling 1-800-554-4611. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch(R) Automated Telephone System) by calling 1-800-554-4611. If calling from overseas, call 516- 794-5452. See "How to Redeem Fund Shares - Procedures." Upon an exchange into a new account, the following shareholder services and Privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TeleTransfer Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

      By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

      The right to exercise this Privilege may be modified or canceled by each Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier Limited Term Municipal Fund or Dreyfus Premier Limited Term Massachusetts Municipal Fund (as applicable), P.O. Box 6587, Providence, Rhode Island 02940-6587. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto- Exchange Authorization Form, please call toll free 1-800-554-4611.

      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of a fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder may realize a taxable gain or loss.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Funds reserve the right to reject any exchange request in whole or in part. The Fund Exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you at your option. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to the applicable Fund, P.O. Box 6581, Providence, Rhode Island 02940-6587 and the notification will be effective three business days following receipt. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the Automatic Withdrawal Plan ("AWP"), or the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the AWP that exceed such amounts will be subject to a CDSC. Class C shares, and Class A shares to which a CDSC applies, that are withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

      Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are shareholder. Shares of the same class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these Privileges by mailing written notification to Dreyfus Premier Limited Term Massachusetts Municipal Fund or Dreyfus Premier Limited Term Municipal Fund (as applicable), P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. Each may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Agent or by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the respective Fund may terminate your participation upon 30 days' notice to you.

      Letter of Intent - Class A shares. By signing a Letter of Intent form, available by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Funds held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Funds to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was executed.


                    ADDITIONAL INFORMATION ABOUT PURCHASES,
                            EXCHANGES AND REDEMPTIONS

      The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. A Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, or to any automatic investment or withdrawal privilege described herein.

      During times of drastic economic or market conditions, a Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "Account Policies."

      The Funds' investments are valued by Dreyfus, after consultation with an independent pricing service (the "Service") approved by the Trustees. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the service based upon it evaluation of the marker for such securities). Investments for which, in the judgment of the Service, there are no readily obtainable market quotations (which constitute a majority of each Fund's portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. The procedures of the Service are reviewed periodically by Dreyfus under the general supervision and responsibility of the Trustees, which may replace any such Service at any time if they determine it to be in the best interests of the Trust to do so.

      NYSE Closings.  The holidays (as observed) on which the NYSE is
      -------------
currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "Distributions and Taxes."

      General. Each Fund declares daily and pays dividends monthly from its net investment income, if any, and distributes any net realized capital gains on an annual basis, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class.

      Investors may choose whether to receive dividends and other distributions in cash, to receive dividends in cash, and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV.

      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the net asset value of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated under "Dividends, Other Distributions and Taxes" in the Funds' Prospectuses. In addition, if a shareholder sells shares of a Fund held for six months or less and receives a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if the distributions are paid by a Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      It is expected that the Funds will qualify for treatment as a "regulated investment company" ("RIC") under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Funds of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, each Fund (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income ("Distribution Requirements), net short-term capital gains and net gains from certain foreign currency transactions), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements.

      The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of a Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by a Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Funds' Prospectuses, some or all of a Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

      Dividends derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "dividends distributions") paid by the Funds are taxable to U.S. shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from the Funds' capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 20% with respect to capital gain from securities held for more than one year. Dividends and other distributions also may be subject to state and local taxes.

      Dividends derived by the Funds from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Funds from interest on relevant state Municipal Obligations will be designated as exempt from that state's taxation in the same percentage of the day's dividend as the actual interest on that state's Municipal Obligations earned on that day.

      Notice as to the tax status of your dividends and distributions other will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and distributions from net capital gains, if any, paid during the year.

      The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) a shareholder redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In these cases, the amount of the sales load charged or the purchase of the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing, gain or loss on the redemption or the exchange and instead is added to the basis of the shares acquired pursuant to the Reinvestment Privilege or the exchange.

      The Funds must withhold and remit to the U.S. Treasury ("backup withholding") 31 % of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to an individual or certain other non-corporate shareholders if the shareholder fails to certify that the TIN furnished to the Fund is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) that shareholder fails to certify that he or she has not received notice from the IRS that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return, or (2) the IRS notifies the Funds to institute backup withholding because the IRS determines the shareholder's TIN is incorrect or that the shareholder has failed to properly report such income.

      A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.

      The Funds may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

      While the Funds do not expect to realize a significant amount of net long-term capital gains, any such gains realized will be distributed annually as described in the Funds' Prospectuses. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long- term capital gains, regardless of how long a shareholder has held a Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Funds to the shareholders after the close of the Funds' prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

      A portion of the dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

      Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

      Under Section 1256 of the Code, any gain or loss realized by a Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long- term capital gain from certain straddle transactions may be recharacterized ordinary income. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the "straddle" and conversion transaction rules apply to positions established by a Fund, losses realized by a Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

      The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transaction that are identified hedging or straddle transactions of the Code can be subject to the constructive sale provisions.

      Investment by a Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income to satisfy the Distribution Requirement and avoid the 4% excise tax discussed above. In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      State and Local Taxes. Depending upon the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

      Foreign Shareholders U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      Foreign Shareholders - Dividends. Dividends (other than exempt- interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder ("effectively connected") generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder's ownership of Fund shares is effectively connected, however, then all distributions to that shareholder will not be subject to such withholding and instead will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

      Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long- term capital gain over short-term capital loss), generally will not be subject to U.S. federal income tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

      Distributions paid by the Funds to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to US. withholding tax. However, such distributions may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status.

      Foreign Shareholders - Estate Tax.  Foreign individuals generally are
      ---------------------------------
subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Funds, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

      The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                             PORTFOLIO TRANSACTIONS

      All portfolio transactions of a Fund are placed on behalf of each Fund by Dreyfus. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. Each Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

      Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Fund. The receipt of such research services does not reduce the normal independent research activities of Dreyfus; however, it enables it to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

      The Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

      Although Dreyfus manages other accounts in addition to the Funds, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      The Funds paid no stated brokerage commissions for the fiscal years ended June 30, 2000, 1999 and 1998.

      Portfolio Turnover. While securities are purchased for the Funds on the basis of potential for current income and not for short-term trading profits, a Fund's portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Funds and, thus, indirectly by their shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Funds will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems its appropriate to make changes in the Funds' assets. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year. The portfolio turnover rates for the fiscal years ended June 30, 1998, 1999 and 2000 for the Municipal Fund were 14.62%, 28.19% and 45.65%, respectively. The portfolio turnover rates for the fiscal years ended June 30, 1998, 1999 and 2000 for the Massachusetts Municipal Fund were 6.63%, 16.35% and 31.89%, respectively.


                             PERFORMANCE INFORMATION

      The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Performance Information."

      The Massachusetts Municipal Fund's current yield for the 30-day period ended June 30, 2000 was 4.38%, 4.02%, 4.06% and 4.77%, for its Class A, Class B, Class C and Class R shares, respectively. The Municipal Fund's current yield for the 30-day period ended June 30, 2000 was 4.21%, 3.84%, 3.86% and 4.59% for its Class A, Class B, Class C and Class R shares, respectively. The Massachusetts Municipal Fund's equivalent taxable yield* for the 30-day period ended June 30, 2000 was 7.70%, 7.07%, 7.14% and 8.39% for its Class A, Class B, Class C and Class R shares, respectively. The Municipal Fund's equivalent taxable yield for the 30-day period ended June 30, 2000 was 6.97%, 6.36%, 6.39% and 7.60% for its Class A, Class B, Class C and Class R shares, respectively. Current yield is computed pursuant to a formula which operates, with respect to each Class, as follows: the amount of the Fund's expenses with respect to such Class accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund with respect to such Class during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B, Class C and Class R on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      The Massachusetts Municipal Fund's average annual total returns for Class A shares for the 1, 5 and 10 year periods ended June 30, 2000 were 0.12%, 3.90% and 5.77%, respectively. The average annual total returns for Class B shares for the 1 and 5 year periods ended June 30, 2000 and for the period December 28, 1994 (inception of Class B) through June 30, 2000 were -0.27%, 3.90% and 4.83%, respectively. The average annual total returns for Class C shares for the 1 and 5 year periods ended June 30, 2000 and for the period December 28, 1994 (inception of Class C) through June 30, 2000 were 1.89%, 4.09% and 4.85%, respectively. The average annual total returns for Class R shares for the 1 and 5 year periods ended June 30, 2000 and for the period February 1, 1993 (inception of Class R) through June 30, 2000 were 3.37%, 4.79% and 4.98%, respectively.

      The Municipal Fund's average annual total returns for Class A shares for the 1, 5 and 10 year periods ended June 30, 2000 were 0.58%, 4.16% and 5.86%, respectively. The average annual total returns for Class B shares for the 1 and 5 year periods ended June 30, 2000 and for the period December 28, 1994 (inception of Class B) through June 30, 2000 were 0.26%, 4.11 and 5.08%, respectively. The average annual total returns for Class C shares for the 1 and 5 year periods ended June 30, 2000 and for the period December 28, 1994 (inception of Class C) through June 30, 2000 were 2.51%, 4.37% and 5.16%, respectively. The average annual total returns for Class R for the 1 and 5 year periods ended June 30, 2000 and for the period February 1, 1993 (inception of Class R) through June 30, 2000 were 4.01%, 5.07% and 5.18%, respectively.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. Average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or C the maximum applicable CDSC has been paid upon redemption at the end of the period.

      The Massachusetts Municipal Fund's total return for the period September 24, 1985 (commencement of operations) through June 30, 2000 for Class A was 166.34%. Without giving effect to the applicable front-end sales load, the total return for Class A was 174.59%. The Massachusetts Municipal Fund's total return for Class B and Class C for the period from December 28, 1994 (inception date of Class B and Class C) to June 30, 2000 was 29.68% and 29.84%, respectively. The Massachusetts Municipal Fund's total return for Class R shares for the period February 1, 1993 (inception of Class R) to June 30, 2000 was 43.33%.

      The Municipal Fund's total return for Class A shares for the period October 1, 1985 (commencement of operations) through June 30, 2000 was 187.95%. Without giving effect to the applicable front-end sales load, the total return for Class A was 196.87%. The Municipal Fund's total return for Class B and Class C for the period December 28, 1994 (inception date of Class B and Class C) to June 30, 2000 was 31.42% and 31.98%, respectively. The Municipal Fund's total return for Class R shares for the period February 1, 1993 (inception of Class R) to June 30, 2000 was 45.40%.

      Total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.

      The Funds may also advertise the yield and tax-equivalent yield on a Class of shares. The tax-equivalent yield of a Fund shows the level of taxable yield needed to produce an after-tax equivalent to such Fund's tax- free yield. This is done by increasing a class' yield by the amount necessary to reflect the payment of Federal income tax (and state income tax, if applicable) at a stated tax rate.

      Each Fund may compare the performance of its shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

      Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports.

      From time to time, a Fund's advertising materials may refer to Morningstar ratings, and the related analyses supporting the rating.

      From time to time, advertising material for a Fund may including biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

      From time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996-1997)" or other such studies.

      Yield information is useful in reviewing the Funds' performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if Dreyfus waives any portion of its investment management fees.

      The Funds' net investment income changes in response to fluctuations in interest rates and the expenses of the Funds. Consequently, any given performance quotation should not be considered as representative of the Funds' performance for any specified period in the future.

      For the purpose of determining the interest earned on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

      A Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

      Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.


                        INFORMATION ABOUT THE FUNDS/TRUST

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.

      The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

      On each matter submitted to a vote of the shareholders, all shares of each fund or class shall vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by 1940 Act and except as to any matter which affects the interest of a particular fund or class, in which case only the holders of shares of the one or more affected funds or classes shall be entitled to vote, each as a separate class.

      The assets received by the Trust for the issue or sale of shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the funds and the relative difficulty in administering each fund. Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Trustees. Upon any liquidation of a fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that fund available for distribution.

      The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

      The Funds will send annual and semi-annual financial statements to all of its shareholders.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.


                        COUNSEL AND INDEPENDENT AUDITORS

      Kirkpatrick & Lockhart, LLP, 1800 Massachusetts Avenue, N. W., Second Floor, Washington, D.C., 20036-1800 has passed upon the legality of the shares offered by the Funds' Prospectuses and this SAI.

      KPMG LLP, 757 Third Avenue, New York, NY 10017, was appointed by the Trustees to serve as the Funds' independent auditors for the year ending June 30, 2001, providing audit services including (1) examination of the annual financial statements (2) assistance, review and consultation in connection with SEC filings (3) and review of the annual Federal income tax return filed on behalf of each Fund.

                                   APPENDIX A


                            RISK FACTORS - INVESTING
                    IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts available as of the date of this SAI. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

      Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, growth rates in Massachusetts and New England have improved to levels on par with the rest of the nation. In 1997, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the first time since 1988. The Massachusetts economy has been the strongest in New England, making up an average of 47.7% of New England's total Gross Product and an average of 2.8% of the nation's economy over the decade and a half.

      In 1998, employment levels in every industry increased or remained constant. The most rapid growth in 1998 came in the construction sector and the services sector, which grew at rates of 7.6% and 2.8%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 1.9% in 1998. While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts fell from 3.4% in June 1998 to 3.1% in June 1999 and the United States unemployment rate remained the same between June 1998 and June 1999. In 1998, average annual pay levels in Massachusetts were the fourth highest in the nation, and the personal income growth rate was the eight highest in the nation.

      Massachusetts ended each of the fiscal years 1995 through 1999 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of fiscal 2000. Year-to-date tax collections through May totaled approximately $13.909 billion, an increase of approximately $1.165 billion, or 9.1%, over the same period in fiscal 1999. Taking into account expected reversions (i.e., appropriations that will not be spent in fiscal
2000), the Executive Office for Administration and Finance projected in June 2000 fiscal 2000 spending of approximately $31.259 billion, a 5.0% increase over fiscal 1999 spending.

      A cash flow projection for the balance of fiscal 2000 was released by the State Treasurer and the Secretary of Administration and Finance on March 7, 2000. Fiscal 2000 was projected to end with a cash balance of $776.6 million, excluding any fiscal 2000 activity that will occur after June 30, 2000 and excluding the Stabilization Fund. Bond issues of $250 million each were projected to occur in April and June, 2000. Federal grant anticipation note and note issues of $450 million and $150 million were projected to occur in April and June 2000, respectively. (These bond and note issues did not occur as projected. It is now anticipated that the Commonwealth will issue approximately $650 million of general obligation bonds in June, 2000 and $600 million of federal grant anticipation notes in August, 2000.)

      In recent years, health related costs have risen dramatically in Massachusetts and across the nation, and the increase in Massachusetts' Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items. However the rate of increase has abated in recent years, due to a number of savings and cost-cutting initiatives, such as managed care and utilization review. During fiscal years 1995, 1996, 1997, 1998 and 1999, Medicaid expenditures were $3.398 billion, $3.416 billion, $3.456 billion, $3.666 billion and $3.856 billion, respectively. The average annual growth rate from fiscal 1995 to fiscal 1999 was 3.3%. It is estimated that in fiscal 2000, Medicaid expenditures will be $4.092 billion, an increase of 6.1% from fiscal 1999.

           On June 15, 2000 the federal Health Care Financing Administration
(HCFA) sent a letter to nine states, including Massachusetts, New York and Florida, indicating that portions of their Medicaid programs may be funded with impermissible taxes on health care providers, jeopardizing federal reimbursements collected on any Medicaid program expenditures funded with such taxes. If HCFA makes a final determination that the Commonwealth has imposed an impermissible provider tax, HCFA will undertake an audit of the Commonwealth's uncompensated care pool program and seek retroactive repayment of federal Medicaid reimbursements. Under federal regulations recoupment of federal Medicaid reimbursements is generally accomplished by withholding a portion of future Medicaid reimbursements to the state owing the repayment. States can appeal a request for repayment to an appeals panel within the U.S. Department of Health and Human Services and then to a federal district court. Since 1993, the Commonwealth has received an estimated $920 million in federal Medicaid reimbursements related to the expenditures in question. Clarification of the law surrounding permissible provider taxes is a national issue and resolution could take several years.

      Massachusetts' pension costs had risen dramatically as the Commonwealth appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased an aggregate rate of 3.54% from $908.9 million in fiscal 1994 to $1.07 billion in fiscal 1998. Since fiscal 1998, total pension costs have decreased to $990.2 million in fiscal 1999 and are estimated to be $987.4 million in fiscal 2000. As recommended by the Governor, the Senate and House fiscal 2001 budget appropriates $922 million for the state's pension funding schedule and an additional $100 million related to increased pension liabilities due to the conversion to a new actuarial software.

      Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 1.11% from $1.15 billion in fiscal 1994 to $1.21 billion in fiscal 1998. Payments for debt service in fiscal 1999 amounted to $1.17 billion. State law generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 2000 the State had approximately $9.9 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totaled $175.0 million.

      Certain independent authorities and agencies within the State are statutorily authorized to use debt for which Massachusetts is directly, in whole or in part, or indirectly liable. Massachusetts' liabilities are either in the form of (i) a direct guaranty, (ii) state support through contract assistance payments for debt service, or (iii) indirect obligations. Massachusetts is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.

      In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Proposition 2 1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional water and sewer districts whose budgets are approved by two-thirds of their member cities and towns. During the 1980's, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 2000, approximately 21.7% of Massachusetts' budgeted expenditures were allocated to Local Aid.

      Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban states, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effects, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.

                                   APPENDIX B


Municipal Bond, Municipal Note, Bond, Note and Commercial Paper Ratings

S&P

Municipal Bond and Bond Ratings

AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated issues only in small degree. The obligors capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from `AA' to `BBB' may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories

Municipal Note and Note Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse finance and economic changes over the term of the notes.

Commercial Paper Ratings

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated `A-1.'

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Municipal Bond and Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within each generic rating classification from Aa through Baa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note, Note and other Short-Term Obligations

      There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

      In the case of variable rate demand obligations (VRDOs), a two component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/
VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/
MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/
VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/
VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Rating

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      1    Leading market positions in well-established industries.
      2    High rates of return on funds employed.
      3 Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      4 Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      5 Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser agree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.


Fitch

Municipal Bond and Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A Bonds considered to be investment grade and of high credit quality, The obligor's ability to pay interest an repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings

+/- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term and Commercial Paper Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F-1+' and `F-1' ratings.


Duff & Phelps Inc.

Long-Term Ratings

AAA Highest credit quality. The risks factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is modest but AA may vary slightly from time to time because of economic conditions.
AA-

A+ Protections factors are average but adequate. However, risk factors are A more variable and greater in periods of economic stress.
A-

BBB+ Below-average protection factors but still considered sufficient for prudent BBB investment. Considerable variability in risk during economic cycles. BBB-

Short-Term and Commercial Paper Ratings

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainly of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financial requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


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*  Examples assume a Federal marginal tax rate of 39.6% for the Municipal Fund and a Federal marginal tax rate of 39.6% and a Massachusetts marginal tax rate of 5.85% (combined effective rate of 43.13% for the Massachusetts Municipal Fund].